DELAWARE GROUP® EQUITY FUNDS IV

Delaware Growth Equity Fund (the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses and Statement of Additional Information each dated January 28, 2022

On July 22, 2022, Fund shareholders approved the agreement and plan of reorganization between Delaware Group Equity Funds IV on behalf of the Fund and Cantor Select Portfolios Trust on behalf of the Cantor Growth Equity Fund (the “Acquiring Fund”) providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Fund; and
(c) the liquidation and termination of the Fund.

The reorganization will take place at the close of business on or about September 16, 2022.

The Fund will continue to accept purchases from both new and existing shareholders until close of business on the date of the reorganization.

Shareholders will be permitted to exchange their shares for the same share class of any of Delaware Funds by Macquarie®’s other funds prior to the Fund’s reorganization date. Any exchange would be made at the current net asset value of the Fund and the selected Delaware Fund.

Effective the date of this supplement, no contingent deferred sales charge will be assessed in connection with any redemption of your shares from the Fund prior to reorganization date.
For those accounts with systematic purchases, exchanges, or redemptions established, these transactions will cease close of business September 16, 2022, if no action is taken.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated July 22, 2022.